November 2, 2011 ENCORE CAPITAL GROUP Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on
Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The
Company disclaims any intent or obligation to update these forward-looking statements.
FORWARD-LOOKING STATEMENTS

INVESTMENT HIGHLIGHTS

• Investments made over the past few years have driven
significant improvements in collections, cash flow and earnings
• Difficult regulatory environment being managed proactively
• Demonstrated ability to raise and profitably deploy capital in favorable and unfavorable business cycles
• Analytic insights that inform our valuation and operating strategies allow for a closer partnership with consumers
• Operational and financial leverage is improving, largely due to the success of our operating center in India and new strategic initiatives

ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING AND
RECOVERY INDUSTRY

Global Capabilities
St Cloud, MN
Arlington, TX
Phoenix, AZ
Delhi, India
Call Center /
Technology Site
Call Center Site
Ascension
Call Center Site
San Diego, CA
Debt Purchasing & Collections
Bankruptcy Servicing
Headquarters/
Call Center Site
Revenue Composition
As of September 30, 2011
Debt Purchasing & Collections
Bankruptcy Servicing
•
Purchase and collection of
charged-off unsecured
consumer receivables
(primarily credit card)
•
Robust business model
emphasizing consumer
intelligence and
operational specialization
•
Invested ~$2.1 billion to
acquire receivables with a face
value of ~$63 billion
•
Acquired ~38 million consumer
accounts since inception
•
Process secured consumer bankruptcy accounts for leading
auto lenders and other financial institutions
•
Proprietary software dedicated to bankruptcy servicing
•
Operational platform that integrates lenders, trustees,
and consumers
Call Center
Site 2012
Costa Rica

$750
$650
$550
$450
$350
$250
$150
Gross Collections
Adjusted EBITDA
CAGR: 19%
CAGR: 26%
2007
2008
2009
2010
LTM**

encore

ENCORE HAS GENERATED STRONG RESULTS DESPITE THE MACROECONOMIC
DOWNTURN

($ millions)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income in Appendix B to this presentation
** LTM data as of 09/30/2011
Adjusted EBITDA* and Gross Collections by year

1.6%
1.5%
1.4%
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2009
2010
2011

encore

Metric Recent trend
•
Payer rates
•
Modestly upward
•
Average payment
size
•
Stable
•
Payment style
•
More payment
plans
•
Broken payer
rates
•
Mild improvement
•
Settlement rates
•
Stable

OUR CONSUMERS HAVE SHOWN THAT THEY ARE RESILIENT AS EVIDENCED
BY THE INCREASE OF PAYER RATES
Overall Payer Rate for All Active Inventory

(%)
51.5
50.2
47.6
43.7
41.5
A 10% reduction in cost-to-collect translated into $58 million in cost savings in 2011 YTD
2007
2008
2009
2010
3Q 2011

India
U.S.
2007
2008
2009
2010
2011E

encore CAPITAL GROUP

WE HAVE FUNDAMENTALLY CHANGED THE COST STRUCTURE OF THE
COMPANY OVER THE PAST FOUR YEARS, LED BY OUR INDIA CENTER

Overall Cost-to-Collect
Collections from all Call Centers
Percent of Total from India
$126
$157
$186
$268
~$340
10% 19% 30%
44%
50%
($ millions)

Historical Purchase Mix by Year, 2011 Estimate

($ millions)

$400
$300
$200
$100
$0
2005
2006
2007
2008
2009
2010
2011E
Fresh Credit Card
Older Credit Card
Telecom, BK, and other (combined)

Cumulative Collections (Initial Expectation vs. Actual)

($ billions, March 01 – September 11)

$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Actual cash collections
Initial projections
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11

Annual Estimated Remaining Gross Collection (ERC) and Total Debt

($ millions, at end of period)

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2006
2007
2008
2009
2010
Q3 2011
ERC
Total Debt

encore CAPITAL GROUP

DIVERSIFIED PURCHASE ACTIVITY AND CONSERVATIVE PROJECTIONS HAVE RESULTED IN A RESERVOIR OF FUTURE COLLECTIONS 8

OUR BUSINESS MODEL IS CRITICALLY IMPORTANT, AS IT PROVIDES THE
CONSUMER WITH TIME TO RECOVER

Timeframe
Process and
relationship
with consumers
Outcome
•
Charge-off threshold
extends a maximum of
6 months
Transactional
•
Attempt immediate
resolution during
delinquency cycle
(days 30 – 180)
•
Consumer is “charged-
off” by issuer on day 181
•
Issuer offers to sell
unsecured, charged-off
debt or service through
3rd party agencies
ORIGINAL
CREDITOR
•
Four-to-six month
collection cycle
Pressured
•
Artificial deadlines
•
Multiple collection
companies
•
Counterproductive
incentive structure
•
Consumer is
confused and
frustrated
CONTINGENCY
COLLECTION
AGENCY
•
Consumer has 84 months
to recover financially
Partnership
•
Create partnership strategy
and set goals
•
Tailor work strategies to
individual circumstances,
giving them time for a
consumer to recover
•
Maximizes likelihood of
repayment, creates
consistency, and ensures
that consumers are treated
fairly

- Clearly states what our consumers should expect during the collection process
- Gives consumers concrete assurances about our conduct
  - No interest once payments are established, if maintained
  - No systematic messages left
  - Cessation of collections under certain circumstances
- Positions Encore as a company that governmental entities should consult with prior to enacting regulations that impact the industry

ENCORE CAPITAL GROUP

mcm

CONSUMER BILL OF RIGHTS

In all that we do, we strive to treat consumers with respect and integrity. We are committed to engaging in dialogue that is respectful and constructive, creating solutions for our consumers that resolve their debt, and ensuring that those who work on our behalf adhere to these same standards. We operate in compliance with the laws that regulate our industry, and we hope to play an important and productive role in people's lives.

Article 1: Contacting Consumers in a Timely and Effective Manner

a. At the outset of collection activity, we will send a debt validation notice informing the consumer that their account has been purchased, identifying the creditor that held the debt at default, clearly stating the balance owed, and giving the consumer an opportunity to both request further information and resolve the debt.

b. Before sending the debt validation notice, we will use reasonable efforts to verify the consumer's current address.

c. If any debt validation notice to a consumer is returned, we will disable that address, use reasonable efforts to verify the consumer's current address, and, if found, send another validation letter to the new address.

d. All collection letters we mail to a consumer will identify the creditor that held the debt at default, the creditor's account number, and the current balance owed, along with other identifying information, as appropriate.

Article 2: Resolving Accounts Quickly and Honestly

a. Our employees who interact with consumers will be trained on, and expected to comply with, applicable federal, state and local laws and regulations concerning fair and ethical collection practices. Employees' conduct in this regard will be monitored for compliance.

b. When interacting with consumers, our employees will listen and work hard to understand their consumers' needs.

c. Our employees will strive to develop and present innovative payment options that allow for the effective repayment of the obligation and accommodate the consumer's financial situation. Payment options will be discussed with the consumer in plain and simple language.

encore capital group

WE HAVE TAKEN A LEADERSHIP STANCE BY OUTLINING OUR CORE PRINCIPLES IN AN INDUSTRY-FIRST CONSUMER BILL OF RIGHTS 10

2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2005
2006
2007
2008
2009
2010
2011
ECPG
Peer 1
Peer 2

PURCHASING ACCURACY AND OUR ANALYTIC OPERATING MODEL
HAVE LED US TO CONSISTENTLY OUTPERFORM OUR PEERS

Cumulative Actual Collection Multiples by Vintage Year as of June 30, 2011
(Total Collections / Purchase Price)
Source: SEC Filings, Encore Capital Group Inc.
Since 2000, 95%
of our portfolio
purchases have
been profitable

32.8
10.7
6.5
(46.3)
encore
S&P 500
PRAA
AACC

209.7
119.8
46.0
(60.6)
encore
PRAA
S&P 500
AACC

94.1
66.7
3.8
(80.0)
encore
PRAA
S&P 500
AACC

WE HAVE CONSISTENTLY OUTPERFORMED OUR PEERS AND THE S&P 500 12 Source: FactSet (10/28/2011) Total Return 1-Year (%) 3-Year (%) 5-Year (%)

WE ARE WELL POSITIONED TO CAPITALIZE ON A CHANGING ENVIRONMENT

•
Diversified purchase model
– Ability to increase purchases is a result of having capabilities across asset classes, age and balance
•
New operational initiatives
– Insourcing of legal function over time will drive increasing margin contributions in the future
•
Robust consumer-level underwriting
– Continue to develop new insights about our consumers while addressing a growing population of Spanish-speaking consumers
•
Lower-cost collection platform
– Capture incremental value through increased low-cost collection activities in India and Costa Rica

APPENDIX

APPENDIX A: CUMULATIVE COLLECTIONS BY PORTFOLIO VINTAGE

Cumulative Collections through September 30, 2011 (000’s)
Year of
Purchase
Purchase
Price
<2005 2005 2006 2007 2008 2009 2010 2011 Total CCM
<2005 $385,474 $749,791 $224,620 $164,211 $85,333 $45,893 $27,708 $19,986 $12,084 $1,329,626 3.4
2005 192,585 66,491 129,809 109,078 67,346 42,387 27,210 14,850 457,171 2.4
2006 141,028 42,354 92,265 70,743 44,553 26,201 14,567 290,683 2.1
2007 204,099 68,048 145,272 111,117 70,572 35,566 430,575 2.1
2008 227,867 69,049 165,164 127,799 70,604 432,616 1.9
2009 253,401 96,529 206,773 131,861 435,163 1.7
2010 358,989 125,853 225,530 351,383 1.0
2011 249,284 70,036 70,036  0.3
Total $2,012,727 $749,791 $291,111 $336,374 $354,724 $398,303 $487,458 $604,394 $575,098 $3,797,253 1.9

APPENDIX B:  RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
GAAP net income, as reported 4,991          (1,515)        4,568          4,187          6,751          6,162          3,028          (2,095)        8,997          6,641          9,004          8,405
Interest expense 4,042          4,506          4,840          5,260          5,200          4,831          5,140          5,401          4,273          3,958          3,970          3,959
Contingent interest expense 3,235          888             -             -             -             -             -             -             -             -             -             -
Pay-off of future contingent interest -             11,733        -             -             -             -             -             -             -             -             -             -
Provision for income taxes 3,437          (1,031)        1,315          2,777          4,509          4,225          2,408          (1,442)        5,973          4,166          5,948          4,609
Depreciation and amortization 869             840             833             810             722             766             674             652             623             620             652             697
Amount applied to principal on receivable portfolios 28,259        29,452        26,114        29,498        40,212        35,785        35,140        46,364        42,851        48,303        49,188        47,384
Stock-based compensation expense 801             1,204          1,281          1,001          1,094          1,228          860             382             1,080          994             1,261          1,049
Adjusted EBITDA 45,634        46,077        38,951        43,533        58,488        52,997        47,250        49,262        63,797        64,682        70,023        66,103
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11
GAAP net income, as reported 10,861        11,730        12,290        14,171        13,679        14,775        15,370
Interest expense 4,538          4,880          4,928          5,003          5,593          5,369          5,175
Contingent interest expense -             -             -             -             -             -             -
Pay-off of future contingent interest -             -             -             -             -             -             -
Provision for income taxes 6,490          6,749          6,632          9,075          8,601          9,486          9,868
Depreciation and amortization 673             752             816             958             1,053          1,105          1,194
Amount applied to principal on receivable portfolios 58,265        64,901        63,507        53,427        85,709        83,939        73,187
Stock-based compensation expense 1,761          1,446          1,549          1,254          1,765          1,810          2,405
Adjusted EBITDA 82,588        90,458        89,722        83,888        116,400      116,484      107,199

APPENDIX C:  THE COMPANY’S FINANCIAL RESULTS OVER THE PAST TWO
YEARS HAVE BEEN STRONG

2010 2009
YOY Growth
Annual Variance
604.6 116.8
24%
487.8
Collections
381.3 64.9
21%
316.4
Revenue
346.7 82.1
31%
264.6
Adjusted EBITDA*
362.0  105.3
41%
256.6
Purchases
1.95 0.58
42%
1.37
Diluted EPS
($M, except EPS and ratios)
575.2
346.7
340.1
250.1
1.71
YTD
9/30/10
455.4
281.5
262.8
242.9
1.39
YTD
9/30/11